                        ENERGY BIOSYSTEMS CORPORATION


                                                                   EXHIBIT 10.1

















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                        ENERGY BIOSYSTEMS CORPORATION

                                 EXTENSION OF

                       RESEARCH COLLABORATION AGREEMENT


     The parties to the Research Collaboration Agreement dated July 8, 1993, Energy BioSystems Corporation and Texaco Group, Inc. (by assignment from Texaco, Inc.), hereby agree to extend this Agreement for one year until July 8, 1998 under the same terms and conditions.

                                     ENERGY BIOSYSTEMS CORPORATION

                                     By  /s/ Mark W. John
                                       ---------------------------------------

                                     Name    Mark W. John
                                          ------------------------------------

                                     Title  Vice President - Sales & Marketing
                                           -----------------------------------

                                     Date  7/7/97
                                          ------------------------------------



                                     TEXACO GROUP, INC.


                                     By  /s/ P. L. Sigwardt
                                       ---------------------------------------

                                     Name    P. L. Sigwardt
                                          ------------------------------------

                                     Title  General Manager - EPTD
                                           -----------------------------------

                                     Date  6/30/97
                                          ------------------------------------








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